[LOGO] R  RICHTER, USHER
          & VINEBERG                         CHARTERED ACCOUNTANTS
                                             Toronto o Montreal

                                             90 Eglington Avenue East, Suite 700
                                             Toronto, Ontario M4P 2Y3

                                             Telephone: (416) 932-8000
                                             Facsimile: (416) 932-6200

May 26, 2003


PRIVATE AND CONFIDENTIAL

Delta Galil Industries Ltd.
2 Kaufman Street
68012 Tel Aviv
Israel

Attention:  The Board of Directors


Dear Sirs:

Re:  Accountants' Consent

We consent to the ue in the Annua1 Report on Form 20-F of Delta Galil Industries Ltd. filed with the United States Securities and Exchange Commission, of our report dated February 3, 2003 on the balance sheet of Dominion Hosiery Inc. as at December 31, 2002 and the statements of income, changes in shareholer's equity and cash flows for the year then ended and to the incorporation by reference of such report into (i) the Registration Statement of F-3 (Registration No. 333-12984) (ii) three Registration Statements on Form S-8 of Delta Galil Industries Ltd. (Registration Nos. 333-12608, 333-13716 and 333-102247).

Yours very truly,

RICHTER, USHER & VINEBERG

/s/

Steven Held, CA

SH:ads